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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2002

                             Catalina Lighting, Inc.
             (Exact name of registrant as specified in its charter)


            Florida                        1-9917                 59-1548266
 (State or other jurisdiction            (Commission            (IRS Employer
        of incorporation)                File Number)        Identification No.)

             18191 N.W. 68th Avenue
                   Miami, Florida                                 33015
      (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:  (305) 558-4777

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Item 5.  Other Events.

     On June 14, 2002, Catalina Lighting, Inc., a Florida corporation (the "Company"), executed stock purchase agreements (the "Purchase Agreements") with each of Sun Catalina Holdings, LLC, a Delaware limited liability company ("Sun Catalina"), and SunTrust Banks, Inc., a Georgia corporation ("SunTrust"), whereby Sun Catalina and SunTrust purchased shares of common stock, par value $.01 per share ("Common Stock"), of the Company at a price of $5.41 per share. Sun Catalina purchased 924,572 shares of Common Stock for an aggregate purchase price of $5,001,937, payable in full by the cancellation of the principal and accrued interest under the Secured Junior Subordinated Note Due 2006 of the Company held by Sun Catalina. SunTrust purchased 184,843 shares of Common Stock for an aggregate purchase price of $1,000,000, payable in full by the cancellation of a portion of the principal and accrued interest under the Secured Senior Subordinated Note Due 2006 of the Company held by SunTrust. In connection with the consummation of these transactions, the Company, Sun Catalina, SunTrust and SunTrust Bank, a Georgia banking corporation, amended their registration rights agreement to include within the definition of "Registrable Securities" thereunder the shares purchased by Sun Catalina and SunTrust pursuant to the Purchase Agreements.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.                 Description

           99.1 Stock Purchase Agreement, dated as of June 14, 2002, by and between the registrant and Sun Catalina Holdings, LLC

           99.2 Stock Purchase Agreement, dated as of June 14, 2002, by and between the registrant and SunTrust Banks, Inc.

           99.3 Amendment No. 1 to Registration Rights Agreement, dated as of June 14, 2002, by and among the registrant, Sun Catalina Holdings, LLC, SunTrust Banks, Inc. and SunTrust Bank

                                        2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CATALINA LIGHTING, INC.

Date:  June 19, 2002                               By: /s/ Eric Bescoby
                                                       -------------------------
                                                        Eric Bescoby
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

          Exhibit No.                Description

           99.1 Stock Purchase Agreement, dated as of June 14, 2002, by and between the registrant and Sun Catalina Holdings, LLC

           99.2 Stock Purchase Agreement, dated as of June 14, 2002, by and between the registrant and SunTrust Banks, Inc.

           99.3 Amendment No. 1 to Registration Rights Agreement, dated as of June 14, 2002, by and among the registrant, Sun Catalina Holdings, LLC, SunTrust Banks, Inc. and SunTrust Bank